                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) August 27, 2002
                                                          -------------

                         COMMUNITRONICS OF AMERICA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                     Utah              333-98749                 87-0285684
               -----------------     ---------------         ------------------
                (State or other       (Commission            (I.R.S. Employer
                jurisdiction of        File Number)          Identification No.)
                  formation)

                  27955 Hwy. 98, Suite WW  Daphne, Alabama  36526
              ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code (251) 625-6426
                                                                 ---------------

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

                                       1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit                             Description
         --------                           -------------

         10.1                 Consulting Agreement between Lewco, Inc. and
                              Communitronics of America, Inc. dated August 15,
                              2002.

         10.2                 Employment Agreement between David Presslet and
                              Communitronics of America, Inc. dated August 15,
                              2002.

                                       2

Signature:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.

                                                Communitronics of America, Inc.
                                                       (Registrant)

Date:  August 27, 2002                          /s/ David Pressler
                                              -------------------------
                                                    David Pressler, President